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                                    Columbia



                                 COLUMBIA FUNDS

                           (Columbia Technology Fund)

                                Supplement to the
                            Columbia Funds Prospectus
                             dated February 20, 2001


Effective February 1, 2002, Chad L. Fleischman will discontinue his duties on Columbia Technology Fund (the "Fund") to pursue other interests at Columbia. Steven N. Marshman, formerly co-manager, will assume responsibility as lead manager on the Fund. As lead manager, Mr. Marshman will have primary responsibility for implementing on a daily basis the investment themes and strategies developed by the Columbia Investment Team, paying particular attention to overall portfolio weightings in various sectors of the technology industry, as well as the overall allocation of the Fund's portfolio to both large cap stocks versus small/mid cap stocks. Mr. Marshman shall also have responsibility for individual stock selection using a bottom-up review of individual companies, focusing on such factors as financial condition, quality of management, industry dynamics, earnings growth, profit margins, sales trends, and price earnings and price/book ratios.




                                February 1, 2002